                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT
                                 --------------

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


         Date of Report (Date of earliest event reported)  March 4, 1997
                                                          --------------



                       AMERICAN ENTERTAINMENT GROUP, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)





    COLORADO                         0-22174                   83-0277375
    --------                         -------                   ----------
 (State or Other                   (Commission                IRS Employer
 Jurisdiction of                   File Number)            Identification No.)
 Incorporation
or Organization)



                           160 Bedford Road, Suite 306
                        Toronto, Ontario, Canada M5R 2K9
                        --------------------------------
               (Address of Principal Executive Offices, Zip Code)


                                (416) 920-1919
                                ----------------
              (Registrant's telephone number, including area code)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS

          The Registrant's Board of Directors has appointed three new Directors to fill existing vacancies on the Board of Directors, as permitted by the Registrant's Bylaws. The names of the new Directors and their biographies are listed herein:

          ALBERT GNAT, QC. Mr. Gnat has been with the Toronto law firm of Lang Michener since 1974, specializing in Corporate, Commercial and Finance, Mergers and Acquisitions. He is a director of a number of public and private companies, including AXA Insurance (Canada), Rogers Communications, Inc., Semi-Tech Corporation, Malow Films Communications, Inc., and GEAC Computer Corporation Ltd. He received his B.A. (with Honors) from the University of Toronto. He also received his LLB from the University of Toronto. He is a member of the Canadian Tax Foundation, the County of York Law Association, and the Canadian Bar Association.

          BRIAN A. GROSMAN, QC. Mr. Grosman has been a Partner with the Toronto law firm of Grosman, Grosman, and Gale since 1986, specializing in Employment Law and Employment Litigation. He has been a law professor who has taught at McGill University and the University of Saskatchewan. He has served as a consultant to various governmental entities in Canada and was the founding Chairman of the Law Reform Commission of the Province of Saskatchewan. He has been designated by the Law Society of Upper Canada as a Specialist in Litigation. He received his B.A. (summa cum laude) from the University of Toronto. He also received his LLB (with Honors) from the University of Toronto. He received his LLM from McGill University. He is the author of a number of books and articles on legal and business issues. Since 1996, he has been the President of Secure Employment Corporation, a private consulting company that assists employers in maintaining confidentiality and non-compete arrangements. Also, since 1995, he has been the President of Law-Call Systems, Inc., a Canadian-based company which provides computer-based legal information through telephone and the Internet. He is a member of the Canadian Bar Association, the Law Society of Upper Canada, the American Law Institute, and numerous other professional organizations.

          LLOYD ORLOW, CPA. Mr. Orlow been involved since 1977 with Pasadena Homes, Inc., a private Florida real estate developer. He is the Chief Financial Officer and Treasurer, as well as a Vice President of that company. He has an extensive background in accounting. He belongs to the Builders Association of South Florida. Mr. Orlow received his BS in Accounting from Hunter College in New York.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                         AMERICAN ENTERTAINMENT GROUP, INC.



                          By:        /s/ Joel Wagman
                              ---------------------------------
                                      Joel Wagman
                                       Chairman



Dated: March 4, 1997